SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



         Date of Report (Date of earliest event reported): March 2, 1998



                          WEBSTER FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                       0-15213                 06-1187536
----------------------------          ------------           -------------------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)




                   WEBSTER PLAZA, WATERBURY, CONNECTICUT 06702
                   -------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (203) 753-2921



                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

     Webster Financial Corporation "Webster" announced on March 2, 1998 that its annual meeting of shareholders will be held on Thursday, April 23, 1998 at 4:00 p.m., local time, at the Sheraton Four Points Hotel, 3580 East Main Street, Waterbury, Connecticut. Webster issued a press release on March 2, 1998 describing the meeting and providing additional information about Webster. Such press release is filed as Exhibit 99 hereto and is incorporated by reference herein.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Not applicable.



(b)  Not applicable.



(c)  Exhibits.



     99   Press release

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           WEBSTER FINANCIAL CORPORATION
                                           -----------------------------
                                           (Registrant)


                                           /s/ John V. Brennan
                                           -------------------------------------
                                           John V. Brennan
                                           Executive Vice President,
                                           Chief Financial Officer and Treasurer



Date: March 3, 1998

                  EXHIBIT INDEX



          99   Press release